UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                      001-16625                     98-0231912
(State or other jurisdiction    Commission File Number    (I.R.S. Employer Identification
     of incorporation)                                                Number)

                 50 Main Street                              10606
             White Plains, New York                        (Zip code)
    (Address of principal executive offices)


                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

                  On July 28, 2005, Bunge Limited issued a press release reporting second quarter results for 2005. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.



Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a) None

(b) None

(c) Exhibits

         Exhibit No.                         Description
         -----------                         -----------

         99.1                                Press Release, dated July 28, 2005


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


                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2005


                                    BUNGE LIMITED


                                    By:  /S/ WILLIAM M. WELLS
                                        ---------------------------------------
                                           Name:  William M. Wells
                                           Title:    Chief Financial Officer

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



                                    EXHIBITS



Exhibit No.                                 Description
-----------                                 -----------

  99.1                                      Press Release, dated July 28, 2005

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